Management contract

                                 by and between

                                    IAT GmbH
                               Fahrenheitstrasse 1
                                  28359 Bremen

                        (hereinafter referred to as IAT)

               represented by the delegate of the IAT AG Board of
                                   Directors,
                            sole partner of IAT GmbH
                                 Dr. Viktor Vogt

                                       and

                              Mr. Wilhelm Gudauski
                                 Krumhornweg 20
                                  28259 Bremen




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                               Management contract

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Art.  1

1. Effective January 3, 1994, Mr. Wilhelm Gudauski shall enter the employment of IAT GmbH as manager of marketing and sales. The contract shall be concluded for an indefinite period. The goal is long-term, successful collaboration.

2. Mr. Gudauski's duties are specified in the attached job description, Appendix A.


Art.  2

1. Mr. Gudauski shall place all his knowledge, abilities and energy at the service of the company.

2. Mr. Gudauski shall be required to obtain authorization from the IAT AG company management for the following actions in the company's area of business:

      a) operating a commercial company or doing business for his own or a third party's account,

      b) directly or indirectly, financially or actively, participating or having a share in another company, in particular as general partner in another commercial company, and

      c)    assuming or performing any other remunerative secondary activity.

      Owning shares of corporations or partnerships which have no effect on their governing bodies shall not be considered participation pursuant to paragraph 2 b).


Art.  3

1.    For his activity, Mr. Gudauski shall receive a firm gross annual salary of

                                  DM 150,000.00

      (in words: one hundred fifty thousand Deutsche Mark).

2. The salary shall be paid in 12 monthly installments, at the end of each month.

3. A refined company car (class BMW 520) shall be provided for Mr. Gudauski, also for his personal use.

4. The company shall pay an employer contribution of 50% for Mr. Gudauski's chosen health insurance.




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                               Management contract

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5.    If Mr. Gudauski is prevented through no fault of his own (e.g. due to sickness, accident, etc.) from exercising his activity, he shall be entitled to payment of his full salary for 6 weeks.

6. Mr. Gudauski is entitled to a pension appropriate to his function as manager.


Art.  4

1. Upon reaching the goals specified in the Appendix (Appendix B), Mr. Gudauski shall be entitled to a bonus, represented by a share of the company's profits, based on the (annual) budget and profit and loss account. The target salary is thus more than DM 200,000.


Art.  5

1. Against the presentation of receipts, IAT shall reimburse Mr. Gudauski's costs and travel expenses incurred in the exercise of his activity.

2. His place of employment shall be the head office of IAT GmbH, Bremen. Mr. Gudauski's activity for the company requires flexibility and readiness to travel.

3. A 6-month trial period is considered to have been agreed upon by the contractual parties.

      During the trial period, both parties have the right to dissolve the employment relationship effective at the end of a month. Thereafter, the employment relationship may be terminated by either party with 6 months' notice.

4. Written notice must reach the other party no later than the last day of the notice period, delivered either by hand or by registered mail.

      During the notice period, the company shall be authorized to relieve the employee of his duties and/or grant any vacation to which he is still entitled.

      Regardless of the foregoing, the employment relationship shall terminate at the end of the month in which the employee has reached the legal retirement age.

      The legal right to immediate dismissal for important reasons is unaffected.


Art.  6 Prohibition against competition

1. For one year from the end of the employment relationship, Mr. Gudauski shall not be active for a competing company in the Federal Republic of Germany, nor collaborate directly or indirectly in the establishment or operation of such a company.



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2.    Violation of this prohibition against competition shall obligate the employee to pay a contractual penalty of DM 50,000.

3. For the duration of the period during which competition is prohibited, the company shall pay Mr. Gudauski 70% of his last contractual salary.

4. The company may waive the prohibition against competition agreed upon in paragraph 1 by a written statement even before the termination of the employment relationship. The company shall be released of its obligation to pay, even without a statement of waiver, if the employment relationship is ended for reasons for which Mr. Gudauski is responsible.


Art.  7 Final stipulations

1. The rights and duties arising out of this contract shall be assigned to the legal and business successors of the company.

2. It is agreed that no oral agreements may be made concerning this contract. Amendments and supplements to this contract shall be valid only if made in writing.

3. If a stipulation of this contract is entirely or partially invalid or later loses legal validity, the validity of the other stipulations shall not be affected thereby. As far as legally permissible, the invalid stipulation shall be replaced by one which comes closest to the contracting parties' financial intentions.

4. The venue for all disputes arising out of this contract and any supplements shall be the head office of IAT GmbH.

German law shall apply to everything not covered herein.


Place, date                                 Place, date
/handwritten/:
Bremen, 12/14/95                            Bremen, 12/14/95
IAT GmbH


/signature/                                 /signature/
Dr. Viktor Vogt                             Wilhelm Gudauski


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                               Management contract

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                                 JOB DESCRIPTION

Mr. Gudauski assumes the position as manager for Marketing and Sales at IAT GmbH with the aim:

a) of building up, organizing and servicing the direct sale of IAT products to strategically important professional key-account customers,

b) of installing a network of distributors, retailers or licensees first and primarily within Germany,

c) of organizing strategic partners for production, maintenance and service jointly with manager Gunter Schierloh and the management of IAT AG.

As part of his main duties, Mr.Gudauski shall be fully responsible for attaining the corporate goals of IAT AG in Germany which he has creatively co-fashiones and implements in a business-like manner.

As a responsible manager of IAT GmbH, he is also co-responsible for the regular management of the company and personnel of IAT GmbH. In this function, Mr. Gudauski is a member of the expanded management of IAT AG, Vogelsang-Turgi, Schweiz. He provides his know-how for joint strategic corporate goals and shall support IAT AG using his competence and technical knowledge, in particular in building up and conducting marketing and sales of interactive multimedia communication systems.

Mr. Gudauski shall report directly to the management of IAT AG; his activity shall be subordinated to the Board of Directors of IAT AG.

The success, and therefore Mr. Gudauski's bonus, will be measured by the fulfillment of the qualitative goals and the budgets for sales, profits and costs drawn up jointly. In particular, the amount he achieves in his main activity shall be determining.


Place, date:                                         Place, date:
/handwritten/:
Bremen, 12/14/95                                     Bremen, 12/14/95
IAT GmbH


/signature/                                          /signature/
Dr. Viktor Vogt                                      Wilhelm Gudauski


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